                                                                   EXHIBIT 10.18

                                                                  EXECUTION COPY

                         INTELLECTUAL PROPERTY AGREEMENT

                                     BETWEEN

                           MEDIAONE TWE HOLDINGS, INC.

                                       AND

                           WARNER COMMUNICATIONS INC.


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                                TABLE OF CONTENTS

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1.       DEFINITIONS.......................................................................................1

         1.1      "Affiliate"..............................................................................1
         1.2      "Ancillary Agreements"...................................................................2
         1.3      "Authorization"..........................................................................2
         1.4      "Closing"................................................................................2
         1.5      "Company"................................................................................2
         1.6      "Content"................................................................................2
         1.7      "Copyright and Technology Assignment"....................................................2
         1.8      "Copyrights".............................................................................2
         1.9      "Existing TWIC Broadband Group Patents"..................................................2
         1.10     "Governmental Authority".................................................................3
         1.11     "Group" .................................................................................3
         1.12     "Holdco".................................................................................3
         1.13     "HSR Act" ...............................................................................3
         1.14     "Initial TWIC Contribution" .............................................................3
         1.15     "IPR Futures"............................................................................3
         1.16     "Licensee" ..............................................................................3
         1.17     "Licensor"...............................................................................3
         1.18     "Parties"................................................................................3
         1.19     "Patents"................................................................................3
         1.20     "Patent Assignment"......................................................................3
         1.21     "Person".................................................................................3
         1.22     "Proprietary Information" ...............................................................3
         1.23     "Restructuring Agreement"................................................................3
         1.24     "Software"...............................................................................4
         1.25     "Subsidiary".............................................................................4
         1.26     "Third Party"  ..........................................................................4
         1.27     "Trademark"..............................................................................4
         1.28     "Trademark and Service Mark Assignment"..................................................4
         1.29     "Transaction Expenses"...................................................................4
         1.30     "TWIC"...................................................................................4
         1.31     "TWIC Broadband Business"................................................................4
         1.32     "TWIC Broadband Group"...................................................................4
         1.33     "TWIC Broadband Group Content"...........................................................4
         1.34     "TWIC Broadband Group Proprietary Information"...........................................4
         1.35     "TWIC Broadband Group Software"..........................................................4
         1.36     "TWIC Broadband Group Trademarks"........................................................5
         1.37     "TWIC Broadband IP Licenses".............................................................5
         1.38     "TWIC Broadband Member"..................................................................5
         1.39     "TWIC Contribution Agreement"............................................................5
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2.       SOFTWARE..........................................................................................5


3.       PROPRIETARY INFORMATION...........................................................................6


4.       CONTENT...........................................................................................6


5.       PATENTS...........................................................................................6


6.       TRADEMARKS........................................................................................6


7.       IPR FUTURES AND ISSUES OF OWNERSHIP...............................................................7

         7.1      Ownership Unaffected by this Agreement...................................................7
         7.2      No Rights or Licenses Granted............................................................7
         7.3      Issues as to Ownership...................................................................7

8.       ASSIGNMENT AND SUBLICENSES........................................................................7

         8.1      Assignment Agreements....................................................................7
         8.2      Assignment of TWIC Broadband IP Licenses.................................................7
                  .........................................................................................8
         8.3      Failure of Assignment....................................................................8
         8.4      Order of Precedence......................................................................8

9.       ASSIGNMENT........................................................................................8

         9.1      .........................................................................................9
         9.2      .........................................................................................9

10.      INFRINGEMENT......................................................................................9


11.      NO WARRANTIES OR REPRESENTATIONS..................................................................9


12.      GOVERNING LAW; IP CLAIMS.........................................................................10

         12.1     Choice of Law...........................................................................10
         12.2     Intellectual Property Rights............................................................10
         12.3     Equitable Remedies......................................................................10
         12.4     Bankruptcy..............................................................................10
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13.      NOTICE...........................................................................................10


14.      FURTHER DUE DILIGENCE............................................................................12


15.      FEES AND EXPENSES................................................................................12


16.      MISCELLANEOUS....................................................................................12

         16.1     No Other Rights.........................................................................12
         16.2     No Enforcement Against Third-Party......................................................13
         16.3     Further Assurances......................................................................13
         16.4     Rules of Construction...................................................................13
         16.5     Amendments..............................................................................13
         16.6     No Waiver...............................................................................13
         16.7     Third Party Beneficiaries...............................................................14
         16.8     Force Majeure...........................................................................14
         16.9     Counterparts............................................................................14
         16.10    Severability............................................................................14
         16.11    Entire Agreement........................................................................14
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                                      iii
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SCHEDULE A                        TWIC Broadband Group Patents

EXHIBIT I                         Copyright and Technology Assignment

EXHIBIT II                        Patent Assignment

EXHIBIT III                       Trademark and Service Mark Assignment

                                       iv
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                         INTELLECTUAL PROPERTY AGREEMENT


             This Intellectual Property Agreement (the "Agreement"), dated as of August 20, 2002 is by and among MediaOne TWE Holdings Inc., a Delaware corporation (the "Company"), and Warner Communications Inc., a Delaware corporation ("Holdco") (together, the "Parties"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in
Article 1.

             WHEREAS, pursuant to the Restructuring Agreement (the "Restructuring Agreement"), dated as of the date hereof, by and among the Company, Holdco and the other parties named therein, the parties thereto agreed to, among other things, cause Holdco to assign to the Company all of its intellectual property rights relating to the TWIC Broadband Business;

             WHEREAS, pursuant to the Restructuring Agreement, prior to Closing, TWIC shall transfer, directly or indirectly, to Holdco all of its right, title and interest in and to any and all intellectual property related to the TWIC Broadband Business;

             WHEREAS, as of the Closing, Holdco desires to assign and transfer to the Company all of its right, title and interest in and to any and all intellectual property related to the TWIC Broadband Business as provided in the Patent Assignment, the Copyright and Technology Assignment and the Trademark and Service Mark Assignment;

             WHEREAS, as of the Closing, Holdco further desires to assign and transfer to the Company all TWIC Broadband IP Licenses; and

             WHEREAS, the Parties desire to enter into this Agreement.

             NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.       DEFINITIONS

             For the purposes of this Agreement, certain terms have been defined below and elsewhere in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word.

         1.1 "Affiliate" of any Person shall mean a Person that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

         1.2 "Ancillary Agreements" shall mean the Copyright and Technology Assignment, the Patent Assignment and the Trademark and Service Mark Assignment.

         1.3 "Authorization" shall mean any waiver, amendment, consent, approval, license, franchise, permit (including construction permits) certificate, exemption, variance or authorization of, expiration or termination of any waiting period requirement (including pursuant to the HSR Act) or other action by, or notice, filing registration, qualification, declaration or designation with any Person (including any Governmental Authority).

         1.4 "Closing" shall have the meaning set forth in the Restructuring Agreement.

         1.5 "Company" shall have the meaning set forth in the Preamble.

         1.6 "Content" shall mean all works of authorship and products commonly understood as content in the entertainment, media, music and publishing industries, including products such as programming content, motion pictures, television programs and other audiovisual works or series, advertising and promotional materials, photographs, illustrations, images and other pictorial, graphic and sculptural works, dramatic works, choreographic works, sound recordings, musical compositions, books, articles and other publications, characters, animation, cartoons, video games, scripts, storyboards, titles, screenplays, synopses, plots, dialogue, stories, themes, treatments and other text, in any media, whether digital or otherwise, and any ideas, concepts or information contained therein, all copies, phonorecords and other physical materials embodying any of the foregoing, any materials used in preparation, development, promotion or advertising thereof and merchandise related thereto, in each case, whether or not protectable by Copyright, and all Copyrights, licenses and interests in Copyrights in and to any of the above. The list of items included in the above definition of Content is intended by way of example only and is not to be construed in any manner as an exhaustive or complete list of items covered by the definition of Content. Content does not include Software, Proprietary Information or Trademarks, and does not include any Software that is used to create Content.

         1.7 "Copyright and Technology Assignment" shall mean that certain Copyright and Technology Assignment contemporaneously executed by the Company and Holdco in the form attached hereto as Exhibit I.

         1.8 "Copyrights" shall mean all copyrights and related rights and interests in copyrights and related rights, moral rights, licenses and all other rights, privileges and priorities relating to any works of authorship or any subject matter protected by related rights, including all works of authorship under Section 102 of Title 17 of the United States Code, under the copyright and related rights laws of every country and jurisdiction throughout the world, now or hereafter known, whether registered or unregistered, for their entire term of protection, including all extensions, licenses, renewals or reversions thereof.

         1.9 "Existing TWIC Broadband Group Patents" shall have the meaning set forth in Section 5.

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         1.10 "Governmental Authority" shall have the meaning set forth in the
Restructuring Agreement.

         1.11 "Group" shall have the meaning set forth in the TWIC Contribution Agreement.

         1.12 "Holdco" shall have the meaning set forth in the Preamble.

         1.13 "HSR Act" shall have the meaning set forth in the Restructuring Agreement.

         1.14 "Initial TWIC Contribution" shall have the meaning set forth in the TWIC Contribution Agreement.

         1.15 "IPR Futures" shall have the meaning set forth in Section 7.1.1.

         1.16 "Licensee" shall mean a Party receiving a license of any intellectual property hereunder.

         1.17 "Licensor" shall mean a Party licensing any intellectual property hereunder.

         1.18 "Parties" shall have the meaning assigned to it in the Preamble.

         1.19 "Patents" shall mean patents and patent applications, all foreign counterparts, continuations, divisions, reissues, reexaminations and renewals of such patents and patent applications, all prosecution files and databases for such patents and patent applications and all inventions created or first reduced to practice as of the Closing on which a patent later issues.

         1.20 "Patent Assignment" shall mean that certain Patent Assignment contemporaneously executed by the Company and Holdco, in the form attached hereto as Exhibit II.

         1.21 "Person" shall have the meaning set forth in the Restructuring Agreement.

         1.22 "Proprietary Information" shall mean (i) business and technical information, including ideas, data, knowledge, trade secrets, know-how and algorithms, existing as of the Closing, which is proprietary and/or that derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy and (ii) all physical manifestations of the business and technical information described in the preceding clause (i), including documents, specifications, designs, plans, records, drawings and databases. Proprietary Information does not include any Content or Software.

         1.23 "Restructuring Agreement" shall have the meaning set forth in the Recitals.

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         1.24 "Software" shall mean computer programs, including all source code or object code, and (i) all intellectual property rights, including Patent rights and Copyrights embodied therein, (ii) all physical manifestations thereof, including storage media and (iii) all documentation related thereto. Software does not include any Content, even though Software and Content may be combined or contained in the same media.

         1.25 "Subsidiary" shall have the meaning set forth in the TWIC Contribution Agreement.

         1.26 "Third Party" shall mean any Person other than a Party.

         1.27 "Trademark" shall mean any word, name, corporate name, trade name, domain name (including, without limitation, IP addresses and ASNs), logo, design, mark, trademark, service mark, symbol, device, trade dress, any common law marks, trademark or service mark application or registration, or any other indicia of origin or any combination thereof and all goodwill associated therewith.

         1.28 "Trademark and Service Mark Assignment" shall mean that certain Trademark and Service Mark Assignment contemporaneously executed by the Company and Holdco in the form attached hereto as Exhibit III.

         1.29 "Transaction Expenses" shall mean with respect to any Party, all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts, consultants or agents to such Party or any of its Affiliates and including governmental transfer taxes, recording fees and other similar fees and impositions) incurred by such Party or its Affiliates (or on such Party's or Affiliate's behalf) in connection with or related to the Authorization, preparation, negotiation, execution or performance of this Agreement.

         1.30 "TWIC" shall mean TWI Cable Inc., a Delaware corporation.

         1.31 "TWIC Broadband Business" shall have the meaning set forth in the TWIC Contribution Agreement and as the TWIC Broadband Business may reasonably be expanded within the industry in which it operates as of the Closing.

         1.32 "TWIC Broadband Group" shall have the meaning set forth in the TWIC Contribution Agreement.

         1.33 "TWIC Broadband Group Content" shall have the meaning set forth in
Section 4.

         1.34 "TWIC Broadband Group Proprietary Information" shall have the meaning set forth in Section 3.

         1.35 "TWIC Broadband Group Software" shall have the meaning set forth in Section 2.

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         1.36 "TWIC Broadband Group Trademarks" shall have the meaning set forth in Section 6.

         1.37 "TWIC Broadband IP Licenses" shall mean all

                  1.37.1 licenses, permissions and covenants granted by any Person to TWIC or any Subsidiary of TWIC to, in any way, exploit or use intellectual property owned, controlled or otherwise licensable by such Person, and the corresponding agreements by which such licenses, permissions or covenants are granted, which are licenses, permissions or covenants (i) to use or exploit Software, Patents or Proprietary Information and that primarily relate to, arise out of or result from the TWIC Broadband Business or (ii) that
(A) were assigned, transferred, conveyed to or otherwise owned by the TWIC Broadband Group to use or exploit Content or Trademarks and (B) primarily relate to, arise out of or result from the TWIC Broadband Business (such licenses, permissions and covenants, and their corresponding agreements, being collectively referred to as "Inbound TWIC Broadband IP Licenses"); and

                  1.37.2 licenses, permissions and covenants granted by TWIC or any Subsidiary of TWIC to any Person to, in any way, exploit or use intellectual property owned, controlled or otherwise licensable by the TWIC Broadband Group, and the corresponding agreements by which such licenses, permissions or covenants are granted, which are licenses, permissions or covenants (i) to use or exploit Software, Patents or Proprietary Information and that primarily relate to, arise out of or result from the TWIC Broadband Business or (ii) that
(A) were assigned, transferred, conveyed to or otherwise owned by the TWIC Broadband Group to use or exploit Content or Trademarks and (B) primarily relate to, arise out of or result from the TWIC Broadband Business (such licenses, permissions and covenants, and their corresponding agreements, being collectively referred to as "Outbound TWIC Broadband IP Licenses").

                  The licenses of intellectual property rights granted by TWIC to Holdco pursuant to the TWIC Initial Contribution shall be deemed "TWIC Broadband IP Licenses." Notwithstanding the foregoing, this Agreement shall not be deemed a TWIC Broadband IP License. With respect to any TWIC Broadband IP License that qualifies as both an Inbound TWIC Broadband IP License and an Outbound TWIC Broadband IP License, unless TWIC in its discretion decides otherwise, that portion of such TWIC Broadband IP License that qualifies as an Inbound TWIC Broadband IP License shall be treated as such and that portion of such TWIC Broadband IP License that qualifies as an Outbound TWIC Broadband IP License shall be treated as such.

         1.38 "TWIC Broadband Member" shall have the meaning set forth in the definition of TWIC Broadband Group in the TWIC Contribution Agreement.

         1.39 "TWIC Contribution Agreement" shall mean the Contribution Agreement, dated as of the date hereof, by and between the Company and Holdco.

2. SOFTWARE. Any Software existing prior to the Closing that was created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by TWIC

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that primarily relates to, arises out of or results from the TWIC Broadband
Business, shall be owned by the TWIC Broadband Group. Software owned by the TWIC Broadband Group pursuant to this Section 2 is referred to as "TWIC Broadband Group Software." For the avoidance of doubt, and notwithstanding anything to the contrary herein, in any Ancillary Agreement or in the TWIC Contribution Agreement, all Software other than the TWIC Broadband Group Software shall be exclusively owned by TWIC.

3. PROPRIETARY INFORMATION. Any Proprietary Information existing prior to the Closing that was created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by TWIC that primarily relates to, arises out of or results from the TWIC Broadband Business, shall be owned by the TWIC Broadband Group. Proprietary Information owned by the TWIC Broadband Group pursuant to this Section 3 is referred to as "TWIC Broadband Group Proprietary Information." For the avoidance of doubt, and notwithstanding anything to the contrary herein, in any Ancillary Agreement or in the TWIC Contribution Agreement, all Proprietary Information other than the TWIC Broadband Group Proprietary Information shall be exclusively owned by TWIC.

4. CONTENT. Any Content existing prior to the Closing that was created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by the TWIC Broadband Group and primarily relates to, arises out of or results from the TWIC Broadband Business, shall be owned by the TWIC Broadband Group. Content owned by the TWIC Broadband Group pursuant to this Section 4 is referred to as "TWIC Broadband Group Content." For the avoidance of doubt, and notwithstanding anything to the contrary herein, in any Ancillary Agreement or in the TWIC Contribution Agreement, all Content other than the TWIC Broadband Group Content shall be exclusively owned by TWIC.

5. PATENTS. Any Patents existing prior to the Closing that were invented or developed by or for or assigned, transferred, conveyed to, or otherwise owned by the TWIC Broadband Group, including but not limited to, those Patents set forth on Schedule A hereto, shall be owned by the TWIC Broadband Group. Patents owned by the TWIC Broadband Group pursuant to this Section 5 are referred to as "Existing TWIC Broadband Group Patents." For the avoidance of doubt, and notwithstanding anything to the contrary herein, in any Ancillary Agreement or in the TWIC Contribution Agreement, all Patents other than the TWIC Broadband Group Patents shall be exclusively owned by TWIC.

6. TRADEMARKS. Any Trademarks existing prior to the Closing that were created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by the TWIC Broadband Group and primarily relate to, arise out of or result from the TWIC Broadband Business, shall be owned by the TWIC Broadband Group, except that Trademarks set forth on Schedule 1 shall not be owned by the TWIC Broadband Group. Trademarks owned by the TWIC Broadband Group pursuant to this Section 6 are referred to as "TWIC Broadband Group Trademarks." For the avoidance of doubt, and notwithstanding anything to the contrary herein, in any Ancillary Agreement or in the TWIC Contribution Agreement, all Trademarks other than the TWIC Broadband Group Trademarks shall be exclusively owned by TWIC.

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7.       IPR FUTURES AND ISSUES OF OWNERSHIP

         7.1 Ownership Unaffected by this Agreement.

                  7.1.1 All Software, Proprietary Information, Patents, Content and Trademarks

                        (a) created, developed or made, or,

                        (b) other than by operation of this Agreement, otherwise acquired or controlled,

by a member of a Group after the Closing ("IPR Futures")

shall be owned in accordance with applicable law or agreement and such ownership is not covered or in any way provided by this Agreement (other than Section 7.3 and 8 below), the TWIC Contribution Agreement or any Ancillary Agreement, except that Patents issuing on applications contained in the definition of Existing TWIC Broadband Group Patents and all counterparts, continuations, divisions, reissues, reexaminations and renewals of Existing TWIC Broadband Group Patents shall be owned by the Company.

         7.2 No Rights or Licenses Granted. Other than

                  7.2.1 with respect to Patents included in the definitions of Existing TWIC Broadband Group Patents; and

                  7.2.2 as provided in the Patent Assignment, the Trademark and Service Mark Assignment, or the Copyright and Technology Assignment,

no rights or licenses under any IPR Futures are granted pursuant to this Agreement, the TWIC Contribution Agreement or any Ancillary Agreement.

         7.3 Issues as to Ownership. In the event that an issue should arise under this Agreement as to the ownership of particular Software, Proprietary Information, Copyrights, Content, Patents, Trademarks or IPR Futures, the Parties shall discuss and negotiate reasonably in good faith to resolve any such issue.

8.       ASSIGNMENT AND SUBLICENSES

         8.1 Assignment Agreements. By the Patent Assignment, the Copyright and Technology Assignment and the Trademark and Service Mark Assignment, on the Closing, Holdco, on behalf of itself and each of its Subsidiaries, shall assign to the Company any and all rights, title and interest in, to and under any Existing TWIC Broadband Group Patents, TWIC Broadband Group Content, TWIC Broadband Group Trademarks, TWIC Broadband Group Software and TWIC Broadband Group Proprietary Information.

         8.2 Assignment of TWIC Broadband IP Licenses. Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver to the

Company effectively immediately following the Closing, all of Holdco's and each of its Subsidiaries' entire right, title and interest, to, in and under all TWIC Broadband IP Licenses, in accordance with the terms of such licenses and only to the extent Holdco has the right to do so (subject to its obligations in Section 16.3.1), together with any and all rights and licenses granted to the Company pursuant to this Agreement. Immediately after the assignment to the Company set forth in this Section 8.2, Holdco and the other TWIC Non-Broadband Members shall no longer retain any rights or licenses granted to the Company pursuant to this Agreement.

         8.3 Failure of Assignment. In the event that a particular TWIC Broadband IP License cannot be assigned by Holdco to the Company after assistance has been fully rendered in accordance with the obligations set forth in Section 16.3.1, then, with respect to such a TWIC Broadband IP License that is

                  8.3.1 an Outbound TWIC Non-Broadband IP License, Holdco hereby irrevocably appoints the Company as Holdco's exclusive agent for administering such Outbound TWIC Broadband IP License and hereby irrevocably assigns to the Company any and all right, title and interest in and to all royalties and other payments to be paid to Holdco pursuant to such Outbound TWIC Broadband IP License. Holdco shall, on behalf of itself and each of its Subsidiaries, at any time without charge to the Company, sign all papers, take all rightful oaths, and do all acts which the Company believes to be necessary, desirable or convenient to effect such appointment and assignment, including sending such letters as the Company may request directing licensees under such Outbound TWIC Non-Broadband IP Licenses to make payments to the Company.

                  8.3.2 an Inbound TWIC Broadband IP License, Holdco shall, to the fullest extent permitted by such Inbound TWIC Broadband IP License, exercise its rights for the maximum benefit and protection of the Company, and Holdco, to the fullest extent permitted without jeopardizing Holdco's license rights under such Inbound TWIC Broadband IP License, hereby irrevocably appoints the Company as an agent for Holdco under such Inbound TWIC Broadband IP License with full authority to act on behalf of Holdco to ensure that the TWIC Broadband Group enjoys the maximum benefit and protection of such Inbound TWIC Broadband IP License. Holdco shall, on behalf of itself and each of its Subsidiaries, at any time without charge to the Company, sign all papers, take all rightful oaths, and do all acts which the Company believes to be necessary, desirable or convenient to effect such appointment, including sending such letters as the Company may request advising licensors of such appointment.

         8.4 Order of Precedence. In the event of any inconsistency between the terms and conditions of this Agreement and those of the Patent Assignment, the Copyright and Technology Assignment, or the Trademark and the Service Mark Assignment, the order of priority shall be first the Patent Assignment, the Copyright and Technology Assignment, or the Trademark and Service Mark Assignment, as applicable, and second this Agreement.

9.       ASSIGNMENT

         9.1 Neither Party shall assign its rights or obligations under this Agreement without the prior written consent of the other Party, unless such assignment is to a Person who is or becomes an Affiliate of such Party. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors, legal representatives and permitted assigns of each of the Parties.

         9.2 Subject to the terms and conditions of this Agreement and the Ancillary Agreements, as applicable, the Company shall have the right to assign, transfer, convey, license or use in any manner, any intellectual property, including Software, Proprietary Information, Patents, Content and Trademarks, owned by the Company, whether as a result of allocations, assignments or transfers set forth in or contemplated by this Agreement, the Ancillary Agreements or otherwise.

10.      INFRINGEMENT

                  The Company and Holdco agree to reasonably cooperate with each other in the protection and enforcement of the intellectual property licensed to the other Party pursuant to this Agreement. Licensor may, in its sole discretion, commence or prosecute and effect the disposition of any claims or suits relative to the infringement, misappropriation and/or unlawful use of the licensed intellectual property in its own name and may, with Licensee's permission, such permission not to be unreasonably withheld or delayed, join Licensee as a party in the prosecution of such claims or suits. Licensee agrees to reasonably cooperate with Licensor in connection with any such claims or suits and undertakes to furnish reasonable assistance to Licensor in the conduct of all proceedings in regard thereto. Both Parties shall promptly notify the other party in writing of any infringement, misappropriation or illegal uses by others of the licensed intellectual property.

11.      NO WARRANTIES OR REPRESENTATIONS

                  ALL SOFTWARE, PROPRIETARY INFORMATION, PATENTS AND CONTENT COVERED UNDER THIS AGREEMENT ARE FURNISHED "AS IS," WITHOUT ANY SUPPORT, ASSISTANCE, MAINTENANCE OR WARRANTIES OF ANY KIND, WHATSOEVER.

                  EACH GROUP ASSUMES TOTAL RESPONSIBILITY AND RISK FOR ITS USE OF ANY SOFTWARE, PATENTS, PROPRIETARY INFORMATION OR CONTENT COVERED BY THIS AGREEMENT. NEITHER GROUP MAKES, AND EACH GROUP EXPRESSLY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES OF TITLE OR NON-INFRINGEMENT, OR ANY WARRANTY THAT SUCH SOFTWARE, PATENTS, PROPRIETARY INFORMATION OR CONTENT IS "ERROR FREE."

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12.      GOVERNING LAW; IP CLAIMS

         12.1 Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its principles of conflicts of law. Except as otherwise provided herein, the Company and Holdco hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or absent subject matter jurisdiction in that court, the state courts of the State of New York located in New York County for all actions, suits or proceedings arising in connection with this Agreement.

         12.2 Intellectual Property Rights. Notwithstanding any provision in this Agreement, the TWIC Contribution Agreement or any Ancillary Agreement, in no event shall any claims, disputes or controversies between the Parties which potentially concern the validity, enforceability, infringement or misappropriation of any intellectual property rights, including any rights protectable under intellectual property law anywhere throughout the world such as Patent, Copyright, trade secret and Trademark law, be subject to resolution by arbitration.

         12.3 Equitable Remedies. The Parties recognize that money damages alone may not be an adequate remedy for any breach or threatened breach of any obligation hereunder involving intellectual property rights or either Party exceeding the scope of its license and rights hereunder. The Parties therefore agree that in addition to any other remedies available hereunder, by law or otherwise, the non-breaching Party shall be entitled to seek injunctive relief against any such continued action by the other Parties.

         12.4 Bankruptcy. This Agreement constitutes a license of "intellectual property" within the meaning of Section 365(n) of the United States Bankruptcy Code. If Section 365(n) of the United States Bankruptcy Code (or any successor provision) is applicable, and the trustee or debtor-in-possession has rejected this Agreement and if the Licensee has elected pursuant to Section 365(n) to retain its rights hereunder, then upon written request of Licensee, to the extent Licensee is otherwise entitled hereunder, the trustee or debtor-in-possession shall provide to Licensee any intellectual property (including embodiments thereof) held or controlled by the trustee or debtor-in-possession.

13.      NOTICE

              Unless otherwise provided in this Agreement, all notices, consents, approvals, waivers and the like made hereunder shall be in written English addressed as provided below, shall reference this Agreement and shall be sent by any of the following methods: (a) certified mail, postage-prepaid, return-receipt requested, (b) a delivery service which requires proof of delivery signed by the recipient or (c) properly-transmitted facsimile followed by written confirmation in accordance with methods (a), (b) or first-class U.S. mail. The date of notice shall be deemed to be the date it was received (in the case of method (c) above, the date of notice shall be deemed to be the date that the facsimile copy is received). A Party may change its address for notice by written notice delivered in accordance with this Section 13.

If to Holdco to:                    Warner Communications Inc.
                                    c/o AOL Time Warner Inc.
                                    75 Rockefeller Plaza
                                    New York, New York  10019

                                    Attn:    General Counsel
                                    Fax:     212-258-3172

If to the Company to:               Prior to the Closing:

                                    MediaOne TWE Holdings, Inc.
                                    c/o AT&T Corp.
                                    295 North Maple Avenue 295 North
                                    Basking Ridge, New Jersey 07920

                                    Attn:    Secretary
                                    Fax:     908-953-8360

                                    After the Closing:

                                    Time Warner Cable Inc.
                                    290 Harbor Drive
                                    Stamford, Connecticut 06902

In each case with a copy to:

                                    Paul, Weiss, Rifkind, Wharton &
                                    Garrison
                                    1285 Avenue of the Americas
                                    New York, New York 10019

                                    Attn:    Robert B. Schumer, Esq.
                                    Fax:     212-757-3990

                                    Prior to the consummation of the
                                    AT&T Comcast Merger:

                                    AT&T Corp.
                                    295 North Maple Avenue
                                    Basking Ridge, New Jersey 07920
                                    Attn: Secretary
                                    Fax:     908-953-8360

                                    With a copy to:

                                    Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, New York 10019

                                    Attn: Trevor S. Norwitz
                                    Fax:     212-403-2000

                                    Following the consummation of the
                                    AT&T Comcast Merger:

                                    Comcast Corporation
                                    1500 Market Street
                                    Philadelphia, Pennsylvania 19102
                                    Attn: General Counsel
                                    Fax:     215-981-7794

                                    With a copy to:

                                    Davis Polk & Wardwell
                                    450 Lexington Avenue
                                    New York, New York 10017

                                    Attn: Dennis S. Hersch
                                          William L. Taylor
                                    Fax:   212-450-4800

14.      FURTHER DUE DILIGENCE

              The Company and Holdco acknowledge that following the execution of this Agreement and prior to the Closing, the Company and Holdco will be conducting further due diligence into the Patents, Content and other intellectual property owned by the Parties. The Company and Holdco agree to work in good faith to ensure that the intellectual property covered by this Agreement has been properly allocated and assigned to the Company according to principles set forth in this Agreement.

15.      FEES AND EXPENSES

              All Transaction Expenses incurred by either of the Parties or its Affiliates shall be paid as set forth in the Restructuring Agreement.

16.      MISCELLANEOUS

         16.1 No Other Rights. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, NO OTHER RIGHTS OR LICENSES ARE GRANTED.

         16.2 No Enforcement Against Third-Party. Notwithstanding any provision of this Agreement or the Ancillary Agreements, in no event shall any member of any Group be required to enforce or otherwise assert against any Person any intellectual property rights.

         16.3 Further Assurances. Each Party covenants to execute upon request any further documents reasonably necessary to effect the express terms and conditions of this Agreement, including such documents as are reasonably necessary to vest title in intellectual property rights as provided in this Agreement. All expenses incurred in connection with such actions shall be paid in accordance with Section 15.

                  16.3.1 Assistance with Assignment. Holdco shall, at any time without charge to the Company, sign all papers, take all rightful oaths, and do all acts which the Company believes are necessary, desirable or convenient to assign, convey, transfer and deliver to the Company any licenses to be assigned pursuant to Section 8.2, and to record such assignments with the appropriate Governmental Authorities, including without limitation, using reasonable efforts to seek consent of any party to any such license for the assignment of the same to the Company. It is understood and agreed that Holdco shall not be required to undertake extraordinary or unreasonable measures to obtain any necessary consent, including making any expenditures or accepting any material changes in the terms of any license agreement for which consent is sought.

         16.4 Rules of Construction. As used in this Agreement, (i) neutral pronouns and any derivations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural and vice versa, as the context may require; (ii) the words "hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole, including all exhibits and schedules as the same may be amended or supplemented from time to time, and not to any subdivision of this Agreement;
(iii) the word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it;
(iv) descriptive headings and titles used in this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement; (v) the words "Party" and "Parties" refer, respectively, to each or both parties to this Agreement (vi) reference to a work of authorship or information as being created or developed by a Party means that the work of authorship or information is created or developed by employees of that Party or by such other individuals, such as contractors, who have a duty to assign ownership in such work of authorship or information to such Party. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

         16.5 Amendments. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by the Parties.

         16.6 No Waiver. The failure of either Party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other Party with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         16.7 Third Party Beneficiaries. The provisions of this Agreement and each Ancillary Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person except the Parties any rights or remedies hereunder and there are no third party beneficiaries of this Agreement or any Ancillary Agreement and neither this Agreement nor any Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Ancillary Agreement. No Party hereto shall have any right, remedy or claim with respect to any provision of this Agreement or any Ancillary Agreement to the extent such provision relates solely to the other Party hereto. No Party shall be required to deliver any notice under this Agreement or under any Ancillary Agreement to any other Party with respect to any matter in which such other Party has no right, remedy or claim.

         16.8 Force Majeure. No Party shall be deemed in default of this Agreement or any Ancillary Agreement during the period of extension referred to in the next sentence to the extent that any delay or failure in the performance of its obligations under this Agreement or any Ancillary Agreement results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, criminal or terrorist acts, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay, but in no event shall such period of extension exceed 45 days.

         16.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the Parties.

         16.10 Severability. The provisions of this Agreement are severable, and in the event that any one or more provisions, or any portion thereof, are deemed illegal or unenforceable, the remaining provisions or portions thereof, as the case may be, shall remain in full force and effect unless the deletion of such provision or portion thereof shall cause this Agreement to become materially adverse to either Party, in which event the Parties shall use commercially reasonable efforts to arrive at an accommodation that best preserves for the Parties the benefits and obligations of the offending provision or portion thereof.

         16.11 Entire Agreement. This Agreement together with the Ancillary Agreements set forth the entire agreement and understanding between the Parties as to the subject matter hereof and thereof and merge all prior discussions between them. Neither of the

Parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, in prior written agreements, or in a writing executed with or subsequent to the execution of this Agreement by an authorized representative of the Party to be bound thereby.

                  IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.


                                                 MEDIAONE TWE HOLDINGS, INC.


                                                 By: /s/ Charles H. Noski
                                                    ---------------------------
                                                    Name: Charles H. Noski
                                                    Title: Authorized Signatory


                                                 WARNER COMMUNICATIONS INC.


                                                 By: /s/ Spencer B. Hays
                                                    ---------------------------
                                                    Name: Spencer B. Hays
                                                    Title: Senior Vice President

                                                                      Schedule 1
rr.com

roadrunner.com

Any domain name incorporating "rr" or "roadrunner"

                                                                       EXHIBIT I

                       COPYRIGHT AND TECHNOLOGY ASSIGNMENT

             This Copyright and Technology Assignment, dated as of [ ], is by and between MediaOne Holdings, Inc., a Delaware corporation (hereinafter "the Company"), and Warner Communications Inc., a Delaware corporation (hereinafter "Holdco"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Intellectual Property Agreement, dated as of the date hereof (the "TWIC Intellectual Property Agreement"), by and between Holdco and the Company.

             WHEREAS, as of the Closing, Holdco owns and controls certain intellectual property related to the TWIC Broadband Business;

             WHEREAS, pursuant to the Contribution Agreement, dated as of the date hereof, by and between the Company and Holdco (the "TWIC Contribution Agreement"), the parties thereto determined, among other things, to allocate assets relating to the TWIC Broadband Business to the Company;

             WHEREAS, pursuant to the TWIC Intellectual Property Agreement, the parties have allocated to the Company the intellectual property assets related to the TWIC Broadband Business; and;

             WHEREAS, in furtherance of the foregoing, it is appropriate and desirable to transfer the intellectual property related to the TWIC Broadband Business to the Company.

             NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                       TRANSFER FROM HOLDCO TO THE COMPANY

         1.1 Assignment. Effective immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 8.2 of the TWIC Intellectual Property Agreement) to the Company, its successors, assigns and legal representatives or nominees, Holdco's and each of its Subsidiaries' entire rights, title and interest, for all countries, jurisdictions and political entities of the world, along with the right to sue for past infringement, and collect damages therefor, in and to all (i) TWIC Broadband Group Content (the "Broadband Transferred Content"), (ii) TWIC Broadband Group Proprietary Information and (iii) TWIC Broadband Group Software (together with the Proprietary Information set forth in clause (ii) above, the "Broadband Transferred Technology").

         1.2 Further Assurances. Holdco, on behalf of itself and each of its Subsidiaries, agrees that following the Closing, upon request it will, at any time without charge to the Company, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in the Company's sole discretion) for vesting title to the Broadband Transferred Content and Broadband Transferred Technology in the Company, its successors, assigns and legal representatives or nominees, including but not limited to any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the Broadband Transferred Content or the Broadband Transferred Technology transferred to the Company pursuant to this Agreement, as applicable, in any and all countries and for vesting title thereto in the Company, its successors, assigns, legal representatives and nominees. Holdco, on behalf of itself and each of its Subsidiaries, hereby appoints the Company and any agent thereof , with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of Holdco and in the name of Holdco or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, Holdco agrees that upon request it will, at any time without charge to the Company, cooperate fully with the Company in the protection and enforcement of the Broadband Transferred Content and Broadband Transferred Technology transferred to the Company pursuant to this Agreement, including but not limited to, cooperating fully with the Company in connection with any claims or suits brought by or against the Company relating to the Broadband Transferred Content and Broadband Transferred Technology transferred to the Company pursuant to this Agreement.

         1.3 No Retention of Records. Holdco agrees that once it fulfills its obligations under paragraph 1.1, it will not maintain any copies or records of the Broadband Transferred Content or Broadband Transferred Technology.

                                   ARTICLE II

                                  MISCELLANEOUS

         2.1 All Transaction Expenses incurred by either of the Parties in connection with or related to this Agreement shall be paid as set forth in
Section 15 of the TWIC Intellectual Property Agreement.

                  IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.


                                                 MEDIAONE TWE HOLDINGS, INC.

                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                 WARNER COMMUNICATIONS INC.


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

State of New York          )
                           )       ss:
County of                  )



         On the ______ day of ____________, 2002, before me came ___________, to me known, who, being by me duly sworn, did depose and say that he/she is XXXXX of Warner Communications Inc., the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the members of said corporation and that he/she signed his/her name thereto by like authority.



------------------
Notary Public

                                                                      EXHIBIT II

                                PATENT ASSIGNMENT

             This Patent Assignment, dated as of [ ], is by and between MediaOne TWE Holdings, Inc., a Delaware limited partnership (hereinafter the "Company") and Warner Communications Inc., a Delaware corporation (hereinafter "Holdco").

             WHEREAS, as of the Closing, Holdco owns and controls certain intellectual property related to the TWIC Broadband Business;

             WHEREAS, pursuant to the Contribution Agreement, dated as of the date hereof, by and between the Company and Holdco (the "TWIC Contribution Agreement"), the parties thereto determined, among other things, to allocate assets relating to the TWIC Broadband Business to the Company;

             WHEREAS, pursuant to the TWIC Intellectual Property Agreement, dated as of the date hereof, by and between TWIC and Holdco (the "TWIC Intellectual Property Agreement"), the parties have allocated to the Company the intellectual property assets related to the TWIC Broadband Business; and

             WHEREAS, in furtherance of the foregoing, it is appropriate and desirable to transfer the Patents related to the TWIC Broadband Business to the Company.

             NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the TWIC Intellectual Property Agreement.

         1.2 "Existing TWIC Broadband Group Patents" has the meaning assigned to it in the TWIC Intellectual Property Agreement.

                                   ARTICLE II

                       TRANSFER FROM HOLDCO TO THE COMPANY

         2.1 Assignment. Effectively immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 8.2 of the TWIC Intellectual Property Agreement) to the Company, its successors, assigns and legal representatives or nominees, Holdco's and each of its Subsidiaries' entire right, title and interest, for all countries, jurisdictions and political entities of the world, in, to and under all Existing TWIC Broadband Group Patents that it owns immediately following the Closing, along with the right to sue for past infringement and collect damages therefor.

         2.2 Further Assurances. Holdco, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to the Company, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in the Company's discretion) for vesting title to the Existing TWIC Broadband Group Patents transferred pursuant to this Agreement in the Company, its successors, assigns and legal representatives or nominees, including, but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the Existing TWIC Broadband Group Patents in any and all countries and for vesting title thereto in the Company, its successors, assigns and legal representatives or nominees (including, but not limited to, the transfer of patent prosecution files and databases and execution of patent assignments and powers of attorney for domestic and foreign patents and patent applications). Holdco, on behalf of itself and each of its Subsidiaries, hereby appoints the Company and any agent thereof , with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of Holdco and in the name of Holdco or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, Holdco agrees that upon request it will, at any time without charge to the Company, cooperate fully with the Company in the protection and enforcement of the Existing TWIC Broadband Group Patents transferred pursuant to this Agreement, including, but not limited to, cooperating fully with the Company in connection with any claims or suits brought by or against the Company relating to the Existing TWIC Broadband Group Patents transferred pursuant to this Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 All Transaction Expenses incurred by either of the Parties in connection with or related to this Agreement shall be paid as set forth in
Section 15 of the TWIC Intellectual Property Agreement.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.

                                                 MEDIAONE TWE HOLDINGS, INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                 WARNER COMMUNICATIONS INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

State of New York          )
                           )  ss:
County of                  )



                  On the _______ day of ______________, 2002 before me came
__________________________, to me known, who, being by me duly sworn, did depose and say that he/she is XXXXXX of Warner Communications Inc., the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the members of said corporation and that he/she signed his/her name thereto by like authority.


------------------
Notary Public

                                                                     EXHIBIT III

                      TRADEMARK AND SERVICE MARK ASSIGNMENT

             This Trademark and Service Mark Assignment, dated as of [ ], is by and between MediaOne TWE Holdings, Inc., a Delaware corporation (hereinafter "TWIC"), and Warner Communications Inc., a Delaware corporation (hereinafter "Holdco").

             WHEREAS, as of the Closing, Holdco owns and controls certain intellectual property related to the TWIC Broadband Business;

             WHEREAS, pursuant to the Contribution Agreement, dated as of the date hereof, by and between the Company and Holdco (the "TWIC Contribution Agreement"), the parties thereto determined, among other things, to allocate assets relating to the TWIC Broadband Business to the Company;

             WHEREAS, pursuant to the TWIC Intellectual Property Agreement, dated as of the date hereof, by and between the Company and Holdco (the "TWIC Intellectual Property Agreement"), the parties have allocated to the Company the intellectual property assets related to the TWIC Broadband Business;

             WHEREAS, pursuant to this Trademark and Service Mark
Assignment, Holdco transfers to the Company all of the TWIC Broadband Group Trademarks and related goodwill; and

             NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the TWIC Intellectual Property Agreement.

         1.2 "TWIC Broadband Group Trademarks" has the meaning assigned to it in the TWIC Intellectual Property Agreement.

                                   ARTICLE II

                      ASSIGNMENT FROM HOLDCO TO THE COMPANY

         2.1 Assignment. Effective immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver to the Company, its successors, assigns and legal representatives or nominees, Holdco's and each of its Subsidiaries' right, title and interest in and to the TWIC Broadband Group Trademarks in the United States and throughout the world, any common law rights relating to the TWIC Broadband Group Trademarks, the goodwill of the business associated with and represented by the TWIC Broadband Group Trademarks, and rights to proceeds of the foregoing, including, without limitation, any

                                     III-1
claim by Holdco against third parties for past, present or future infringement of the TWIC Broadband Group Trademarks.

         2.2 Intent-to-Use Applications. Effective immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, hereby irrevocably transfers and assigns to the Company all of its right, title and interest in and to that portion of Holdco's business in connection with which it has a bona fide intent to use those TWIC Broadband Group Trademarks that are the subject of applications filed on an intent-to-use basis and/or for which an Amendment to Allege Use, a Statement of Use or a specimen of use has not yet been filed and accepted by the relevant Trademark Office or other governing authority.

         2.3 No Registration of Similar Marks. Holdco will neither use nor attempt to register any TWIC Broadband Group Trademarks or any Trademark confusingly similar thereto for so long as said TWIC Broadband Group Trademark has not been abandoned by the Company or any of its Affiliates. Holdco shall not oppose, attempt to cancel or in any way challenge the Company's use of, or the use by any of the Company's licensees of, or any applications or registrations in the name of the Company for the TWIC Broadband Group Trademarks.

         2.4 Further Assurances. Holdco, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to the Company, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in the Company's discretion) to effect, transfer and record all of the TWIC Broadband Group Trademarks to the Company, its successors, assigns and legal representatives including, but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the TWIC Broadband Group Trademarks in any and all countries and for vesting title thereto in the Company (including, but not limited to, the transfer of all prosecution files and databases for the TWIC Broadband Group Trademarks). Holdco, on behalf of itself and each of its Subsidiaries, hereby appoints the Company and any agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of Holdco and in the name of Holdco or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, Holdco agrees that upon request it will, at any time without charge to the Company but at the Company's expense, cooperate fully with the Company in the protection and enforcement of the TWIC Broadband Group Trademarks, including, but not limited to, cooperating fully with the Company in connection with any claims or suits brought by or against the Company relating to the TWIC Broadband Group Trademarks. If any domain name registrar refuses to permit Holdco to transfer the domain name registrations, then Holdco shall grant the Company a perpetual, exclusive, royalty-free license to use such domain names and shall, at the Company's expense, continue to renew such domain name registrations until further notice from the Company.

                                     III-2

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 All Transaction Expenses incurred by either of the Parties in connection with or related to this Agreement shall be paid as set forth in
Section 15 of the TWIC Intellectual Property Agreement.



                                     III-3

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of thedate hereof.


                                                 MEDIAONE TWE HOLDINGS, INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                 WARNER COMMUNICATIONS INC.


                                                 By:
                                                    ----------------------------
                                                    Name:  Spencer B. Hays
                                                    Title: Senior Vice President



                                     III-4

                                 ACKNOWLEDGMENT


STATE OF NEW YORK                     )
                                      ss.:
COUNTY OF NEW YORK                    )



                  I CERTIFY that on ______________, 2002, _____________

personally came before me and this person acknowledged under oath, to my satisfaction that:

                  a) this person signed, sealed and delivered the attached

Trademark and Service Mark Assignment as ______________ of Warner Communications

Inc., and

                  b) the proper corporate seal was affixed; and

                  c) this Trademark and Service Mark Assignment was signed and made by Warner Communications Inc. as its voluntary act and deed by virtue of the proper authority.

                                                     ---------------------------
                                                     Name:
                                                     Notary Public:
                                                     My Commission Expires:
                                                     [Notarial Seal]


Prepared by:


                                     III-5